Q4 and Fiscal 2012 Investor/Analyst Call August 9, 2012 Exhibit 99.2 © 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Forward-Looking Statements and
Other Notices to Investors

statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments.  The matters discussed in these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in CareFusion’s Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: we may be unable to effectively enhance our existing products or introduce and market new products or may fail to keep pace with advances in technology; we are subject to complex and costly regulation; cost containment efforts of our customers, purchasing groups, third-party payers and governmental organizations could adversely affect our sales and profitability; current economic conditions have and may continue to adversely affect our results of operations and financial condition; we may be unable to realize any benefit from our cost reduction and restructuring efforts and our profitability may be hurt or our business otherwise might be adversely affected; we may be unable to protect our intellectual property rights or may infringe on the intellectual property rights of others; defects or failures associated with our products and/or our quality system could lead to the filing of adverse event reports, recalls or safety alerts and negative publicity and could subject us to regulatory actions; we are currently operating under an amended consent decree with the FDA and our failure to comply with the requirements of the amended consent decree may have an adverse effect on our business; and our success depends on our key personnel, and the loss of key personnel or the transition of key personnel, including our chief executive officer, could disrupt our business. This presentation reflects management’s views as of August 9, 2012. Except to the extent required by applicable law, we undertake no obligation to update or revise any forward-looking statement.
                                                        The financial information included in this presentation includes non-GAAP financial measures. Reconciliations can be found on slides 12-18 of this presentation.  In addition, definitions and reconciling information can be found on CareFusion’s website at under the Investors tab.  Historically, we have provided non-GAAP financial measures that exclude items from our reported results primarily related to nonrecurring restructuring and acquisition integration charges, nonrecurring items related to the spinoff and nonrecurring tax items.  As costs associated with the spinoff are substantially complete, our adjusted results will no longer exclude spinoff related charges and associated tax impacts.  Going forward, we intend to provide non-GAAP financial measures that exclude from our reported results amounts associated with nonrecurring restructuring and acquisition integration charges, the amortization of acquired intangible assets,
                                                Commencing with the quarter ended September 30, 2011, CareFusion began reporting financial results based on its two new operating and reportable segments, Medical Systems and Procedural Solutions. The financial information contained in this presentation reflects these new segments, which replaced the Critical Care Technologies and Medical Technologies and Services segments under which the company had previously reported. The Medical Systems segment includes the company’s Dispensing Technologies, Infusion Systems and Respiratory
Technologies business lines. The Procedural Solutions segment includes the company’s Infection Prevention, Medical Specialties and Specialty
Disposables business lines. The company has separately provided summary historical financial data for the new reportable segments in a report on
                                               Previously reported results have been adjusted to reflect the reclassification of certain divested businesses as discontinued operations. The Nicolet, International Surgical Products (ISP), and Audiology businesses were divested in July 2012, April 2011, and
October 2009, respectively.  The financial information contained in this presentation reflects these reclassifications for each period presented.
Non-GAAP Financial Measures:
New Reporting Segments:
Discontinued Operations:
www.carefusion.com
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:
Form 8-K files with the Securities and Exchange Commission on November 2, 2011.
and the tax effects of these items.
This presentation contains forward-looking

Fiscal 2013 Guidance © 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Fiscal 2013 Guidance
August 9, 2012
FY13 Guidance
Former Presentation
FY13 Guidance
New Presentation
Total Revenue (constant currency) 1 – 3% 1 – 3%
Medical Systems Revenue (constant currency) 1 – 3% 1 – 3%
Procedural Solutions Revenue (constant currency) 0 – 2% 0 – 2%
Adjusted Operating Margin²
18.0 – 18.5% 19.5 – 20.0%
Adjusted Effective Tax Rate²
26 – 28% 27 – 29%
Adjusted Diluted EPS From Continuing Operations²
$1.92 – $2.02 $2.11 – $2.21
Diluted Weighted Average Shares Outstanding³
~221M ~221M
Operating Cash Flow $525 – $575M $525 – $575M
Capital Expenditures ~$110M ~$110M
4
1
Historically, we have provided non-GAAP financial measures that exclude items from our reported results primarily related to nonrecurring restructuring and acquisition integration charges, nonrecurring items related to the spinoff and nonrecurring tax items. As costs associated with the spinoff are substantially complete, our adjusted results will no longer exclude spinoff related charges and associated tax impacts.  Going forward, we intend to provide non-GAAP financial measures that exclude from our reported results amounts associated with nonrecurring restructuring and acquisition integration charges, the amortization of acquired intangible assets, and the tax effects of these items.
2
Adjusted amounts are non-GAAP financial measures. Under the “Former Presentation” column, these measures exclude items primarily related to nonrecurring restructuring and acquisition integration
3
On February 10, 2012 CareFusion announced a $500M share repurchase program. Outlook for diluted weighted average shares outstanding has been updated to reflect the impact of expected repurchases during fiscal 2013.
Note: A full GAAP to non-GAAP reconciliation can be found in the company’s Q4FY12 earnings release, which was furnished to the SEC on Form 8-K on August 9, 2012 and is posted on CareFusion’s website at www.carefusion.com under the Investors tab. The Form 8-K also includes a discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the company’s financial condition and results of operations.
1 1
charges and the tax effects of these items . Under the “New Presentation” column, these measures exclude  items primarily related to nonrecurring restructuring and acquisition integration charges, the amortization of acquired intangible assets, and the tax effects of these  items.

Fiscal 2013 Changes in Financial Presentation © 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Changes in Non-GAAP Financial
Measures
•
M&A related intangible amortization to be excluded from adjusted financial information commencing Q1FY13.
•
As spinoff related charges are substantially complete, these charges will no longer be excluded from adjusted results.
•
Commencing Q1FY13, non-GAAP adjustments will consist of
restructuring and acquisition integration charges, amortization of acquired intangibles, and tax effects of these items.
•
Impact of excluding the amortization of acquired intangibles:
~$60 million or $0.19  to adjusted diluted EPS from continuing operations in FY2013
$76 million or $0.22 to adjusted diluted EPS from continuing operations in FY2012
Goal of 20+% adjusted operating margins exiting FY2014 is reset to equivalent goal of 21.5+%

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Respiratory Diagnostics
•
Results of our Respiratory Diagnostics business will be
included in our Respiratory Technologies business unit
within Medical Systems segment commencing Q1FY13.
•
Previously classified within Procedural Solutions segment as
“Other”.
•
Prior periods will be reclassified to conform to new
presentation commencing Q1FY13.

CareFusion’s Three Year Financial Roadmap © 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Conversion
markets provide
additional
growth
CFN markets
grow low single
digits
CareFusion’s Three Year Roadmap
Base market
growth
M&A
Share gain
2012 Adjusted
Diluted EPS
1
2015 Adjusted
Diluted EPS
1
Margin mix
Operational
efficiencies
Revenue Growth
$2.00
$1B+ of
acquisition
spend
Operational
efficiency
initiatives
Mix shift to
higher margin
products
$1B+ share
repurchase²
12 -14%
CAGR
9
Operating Margin
Expansion
Share
repurchase
1
Adjusted Diluted EPS exclude items primarily related to nonrecurring restructuring and acquisition integration charges, the amortization of acquired intangible assets, and tax effects of these items.
2
$400 million remains available under the existing $500 million share repurchase program authorized in February 2012.  Share repurchases in
© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
excess of the existing share repurchase program are subject to board of directors approval.

Historical Financial Information © 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Consolidated Statements of Income

FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY
(in millions, except per share amounts)
2010 2011 2011 2011 2011 2011 2012 2012 2012 2012 2012
Revenue $ 3,376 790 860 842 940 3,432 824 890 919 968 3,601
Cost of  Products Sold 1,685 387 427 405 452 1,671 405 444 460 479 1,788
Gross Margin 1,691 403 433 437 488 1,761 419 446 459 489 1,813
Selling, General and Administrative Expenses 1,090 263 260 256 288 1,067 264 261 241 260 1,026
Research and Development Expenses 148 38 34 36 38 146 37 36 45 46 164
Restructuring and Acquisition Integration Charges 15 22 17 14 11 64 7 7 12 7 33
Gain on the Sale of Assets (12) - - (15) 2 (13) - - - - -
Operating Income 450 80 122 146 149 497 111 142 161 176 590
Interest Expense and Other, Net 105 24 17 18 20 79 25 17 21 23 86
Income Before Income Tax 345 56 105 128 129 418 86 125 140 153 504
Provision for Income Tax 184 19 30 42 33 124 17 31 37 46 131
Income from Continuing Operations 161 37 75 86 96 294 69 94 103 107 373
Discontinued Operations:
Loss from the Disposal of  Discontinued Businesses, Net of  Tax (8) - - (40) (5) (45) - - (73) (5) (78)
Loss from the Operations of  Discontinued Businesses, Net of  Tax 41 1 1 (1) (6) (5) (2) 1 1 8 8
Loss from Discontinued Operations, Net of  Tax 33 1 1 (41) (11) (50) (2) 1 (72) 3 (70)
Net Income $ 194 38 76 45 85 244 67 95 31 110 303
Per Share Amounts: ¹
Diluted Earnings per Common Share $ 0.87 0.17 0.34 0.20 0.37 1.08 0.30 0.42 0.13 0.49 1.34
Weighted-Average Number of  Common Shares Outstanding:
Diluted 223.0 223.9 224.5 225.6 226.5 225.1 226.3 226.6 226.8 224.2 226.0
Adjusted Financial Measures (New Presentation): ²
Operating Expenses $ 1,112 267 266 264 291 1,088 279 278 267 286 1,110
Operating Income $ 579 136 167 173 197 673 140 168 192 203 703
Income from Continuing Operations $ 345 76 108 106 130 420 90 111 125 127 453
Diluted EPS from Continuing Operations $ 1.55 0.34 0.48 0.47 0.57 1.86 0.40 0.48 0.55 0.57 2.00
Effective Tax Rate 30.4% 31.7% 27.9% 31.9% 27.0% 29.4% 22.5% 26.5% 26.8% 29.2% 26.6%
____________
1
Earnings per share calculations are performed separately for each component presented.  Therefore, the sum of the per share components from the table may not equal the per share amounts presented.
2
Historically, we have provided non-GAAP financial measures that exclude items from our reported results primarily related to nonrecurring restructuring and acquisition integration charges, nonrecurring items related to the spinoff and nonrecurring tax items.  As costs associated with the spinoff are substantially complete, our adjusted results will no longer exclude spinoff related charges and associated tax impacts.  Going forward, we intend to provide non-GAAP financial measures that exclude from our reported results amounts associated with nonrecurring restructuring and acquisition integration charges, the amortization of acquired intangible assets, and the tax effects of these items.  The adjusted financial measures in the table above reflect this new presentation.

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Reconciliation of Non-GAAP Financial Measures (FY12)

Adjusted Financial Data: Income Diluted
from EPS from
SG&A Operating Operating Continuing Continuing
(in millions, except per share amounts)
Expenses Expenses
5
Income Operations Operations
6
Fiscal Year Ended June 30, 2012
GAAP $ 1,026 $ 1,223 $ 590 $ 373 $ 1.65
Restructuring and Acquisition Integration¹
- (33) 33 33 0.15
Spinoff²
(4) (4) 4 4 0.02
Amortization of acquired intangibles³
(76) (76) 76 51 0.22
Income Tax Items
4
- - - (8) (0.04)
Adjusted $ 946 $ 1,110 $ 703 $ 453 $ 2.00
Quarter Ended June 30, 2012
GAAP $ 260 $ 313 $ 176 $ 107 $ 0.48
Restructuring and Acquisition Integration¹
- (7) 7 7 0.03
Amortization of acquired intangibles³
(20) (20) 20 13 0.06
Adjusted $ 240 $ 286 $ 203 $ 127 $ 0.57
Quarter Ended March 31, 2012
GAAP $ 241 $ 298 161 $ 103 $ 0.45
Restructuring and Acquisition Integration¹
- (12) 12 12 0.05
Amortization of acquired intangibles³
(19) (19) 19 13 0.06
Income Tax Items
4
- - - (3) (0.01)
Adjusted $ 222 $ 267 $ 192 $ 125 $ 0.55
Quarter Ended December 31, 2011
GAAP $ 261 $ 304 $ 142 $ 94 $ 0.42
Restructuring and Acquisition Integration¹
- (7) 7 7 0.03
Amortization of acquired intangibles³
(19) (19) 19 13 0.05
Income Tax Items
4
- - - (3) (0.02)
Adjusted $ 242 $ 278 $ 168 $ 111 $ 0.48
Quarter Ended September 30, 2011
GAAP $ 264 $ 308 $ 111 $ 69 $ 0.30
Restructuring and Acquisition Integration¹
- (7) 7 7 0.03
Spinoff²
(4) (4) 4 4 0.02
Amortization of acquired intangibles³
(18) (18) 18 12 0.05
Income Tax Items
4
- - - (2) (0.01)
Adjusted $ 242 $ 279 $ 140 $ 90 $ 0.40
1
Restructuring and acquisition integration charges primarily relate to nonrecurring expenses associated with closing and consolidating facilities, as well as rationalizing headcount, and aligning operations.
2
Spinoff charges primarily relate to nonrecurring incremental expenses associated with our spinoff from Cardinal Health, Inc.
3
Amortization of acquired intangibles relates to the non-cash expenses associated with amortization of identifiable intangible assets of acquired businesses, presented net of tax effect.
4
Income tax items primarily relate to the tax impact of nonrecurring restructuring and acquisition integration and spinoff charges, as well as nonrecurring discrete benefits or charges associated with the spinoff.
5
Operating expenses consist of selling, general and administrative, research and development, and restructuring and acquisition integration expenses.
6
Earnings per share calculations are performed separately for each component presented.  Therefore, the sum of the per share components from the table may not equal the per share amounts presented.

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Reconciliation of Non-GAAP Financial Measures (FY11)

Adjusted Financial Data: Income Diluted
from EPS from
SG&A Operating Operating Continuing Continuing
Expenses Expenses
6
Income Operations Operations
7
Fiscal Year Ended June 30, 2011
GAAP $ 1,067 $ 1,277 $ 497 $ 294 $ 1.30
Restructuring and Acquisition Integration¹
- (64) 64 64 0.29
Spinoff²
(55) (55) 55 55 0.25
Amortization of acquired intangibles³
(70) (70) 70 46 0.20
Income Tax Items
4
- - - (26) (0.12)
Gain on the Sale of Assets
5
- - (13) (13) (0.06)
Adjusted $ 942 $ 1,088 $ 673 $ 420 $ 1.86
Quarter Ended June 30, 2011
GAAP $ 288 $ 337 $ 149 $ 96 $ 0.42
Restructuring and Acquisition Integration¹
- (11) 11 11 0.05
Spinoff²
(17) (17) 17 17 0.08
Amortization of acquired intangibles³
(18) (18) 18 12 0.05
Income Tax Items
4
- - - (8) (0.04)
Loss on the Sale of Assets - - 2 2 0.01
Adjusted $ 253 $ 291 $ 197 $ 130 $ 0.57
Quarter Ended March 31, 2011
GAAP $ 256 $ 306 $ 146 $ 86 $ 0.38
Restructuring and Acquisition Integration¹
- (14) 14 14 0.06
Spinoff²
(10) (10) 10 10 0.04
Amortization of acquired intangibles³
(18) (18) 18 12 0.05
Income Tax Items
4
- - - (1) -
Gain on the Sale of Assets
5
- - (15) (15) (0.07)
Adjusted $ 228 $ 264 $ 173 $ 106 $ 0.47
Quarter Ended December 31, 2010
GAAP $ 260 $ 311 $ 122 $ 75 $ 0.33
Restructuring and Acquisition Integration¹
- (17) 17 17 0.08
Spinoff²
(11) (11) 11 11 0.05
Amortization of acquired intangibles³
(17) (17) 17 11 0.05
Income Tax Items
4
- - - (6) (0.03)
Adjusted $ 232 $ 266 $ 167 $ 108 $ 0.48
Quarter Ended September 30, 2010
GAAP $ 263 $ 323 $ 80 $ 37 $ 0.17
Restructuring and Acquisition Integration¹
- (22) 22 22 0.10
Spinoff²
(17) (17) 17 17 0.08
Amortization of acquired intangibles³
(17) (17) 17 11 0.05
Income Tax Items
4
- - - (11) (0.05)
Adjusted $ 229 $ 267 $ 136 $ 76 $ 0.34
1
Restructuring and acquisition integration charges primarily relate to nonrecurring expenses associated with closing and consolidating facilities, as well as rationalizing headcount, and aligning operations.
2
Spinoff charges primarily relate to nonrecurring incremental expenses associated with our spinoff from Cardinal Health, Inc.
3
Amortization of acquired intangibles relates to the non-cash expenses associated with amortization of identifiable intangible assets of acquired businesses, presented net of tax effect.
4
Income tax items primarily relate to the tax impact of nonrecurring restructuring and acquisition integration and spinoff charges, as well as nonrecurring discrete benefits or charges associated with the spinoff.
5
The $13 million net gain on the sale of assets in fiscal year 2011 relates primarily to the sale of our OnSite Services business ($15 million gain recorded in the quarter ended March 31, 2011), offset by a post closing

6
Operating expenses consist of selling, general and administrative, research and development, and restructuring and acquisition integration expenses.
7
Earnings per share calculations are performed separately for each component presented.  Therefore, the sum of the per share components from the table may not equal the per share amounts presented.
adjustment related to the sale of our Research Services business ($2 million loss recorded in the quarter ended June 30, 2011).

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Reconciliation of Non-GAAP Financial Measures (FY10)

Adjusted Financial Data:
Income Diluted
from EPS from
SG&A Operating Operating Continuing Continuing
Expenses Expenses
7
Income Operations Operation
8
Fiscal Year Ended June 30, 2010
GAAP $ 1,090 $ 1,253 $ 450 $ 161 $ 0.72
Restructuring and Acquisition Integration¹
- (15) 15 15 0.07
Spinoff ²
(63) (63) 63 63 0.28
Amortization of acquired intangibles³
(63) (63) 63 41 0.18
Income Tax Items
4
- - - 55 0.25
Interest Expense and Other, Net
5
- - - 22 0.10
Gain on the Sale of Assets
6
- - (12) (12) (0.05)
Adjusted $ 964 $ 1,112 $ 579 $ 345 $ 1.55
1
Restructuring and acquisition integration charges primarily relate to nonrecurring expenses associated with closing and consolidating facilities, as well as rationalizing headcount, and aligning operations.
2 Spinoff charges primarily relate to nonrecurring incremental expenses associated with our spinoff from Cardinal Health, Inc.
3 Amortization of acquired intangibles relates to the non-cash expenses associated with amortization of identifiable intangible assets of acquired businesses, presented net of tax effect.
4 Income tax items primarily relate to the tax impact of nonrecurring restructuring and acquisition integration and spinoff charges, as well as nonrecurring discrete benefits or charges associated with the spinoff.
5 Non-recurring charge associated with the bridge loan entered into in connection with the spinoff.
6 The $12 million net gain on the sale of assets relates primarily to the sale of our Research Services business.
7
Operating expenses consist of selling, general and administrative, research and development, and restructuring and acquisition integration expenses.
8
Earnings per share calculations are performed separately for each component presented.  Therefore, the sum of the per share components from the table may not equal the per share amounts presented.

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Reconciliation of Non-GAAP Financial Measures (FY12)

Adjusted Effective Tax Rate:
Nonrecurring Amortization of
(in millions)
GAAP
Items ¹
Acquired Intangibles
Adjusted ²
Quarter Ended June 30, 2012
Income Before Income Tax $ 153 $ 7 $ 20 $ 180
Provision for Income Tax $ 46 $ - $ 7 $ 53
Effective Tax Rate³
30.1% 2.2% 33.3% 29.2%
Quarter Ended March 31, 2012
Income Before Income Tax $ 140 $ 12 $ 19 $ 171
Provision for Income Tax $ 37 $ 3 $ 6 $ 46
Effective Tax Rate³
26.1% 23.0% 33.3% 26.8%
Quarter Ended December 31, 2011
Income Before Income Tax $ 125 $ 7 $ 19 $ 151
Provision for Income Tax $ 31 $ 3 $ 6 $ 40
Effective Tax Rate³
25.0% 27.1% 33.3% 26.5%
Quarter Ended September 30, 2011
Income Before Income Tax $ 86 $ 11 $ 18 $ 115
Provision for Income Tax $ 17 $ 2 $ 6 $ 25
Effective Tax Rate³
19.8% 25.5% 33.3% 22.5%
Fiscal Year Ended June 30, 2012
Income Before Income Tax $ 504 $ 37 $ 76 $ 617
Provision for Income Tax $ 131 $ 8 $ 25 $ 164
Effective Tax Rate³
26.0% 22.0% 33.3% 26.6%
1
Reflects nonrecurring charges primarily related to the spinoff, nonrecurring restructuring and acquisition integration charges, and nonrecurring income tax items.
2 Adjusted financial information reflects GAAP results adjusted on a non-GAAP basis to exclude nonrecurring items noted in footnote 1 and amortization of acquired
3 Effective Tax Rate calculations are performed based on whole dollar amounts, and therefore may not equal the calculations based on amounts rounded in millions presented intangibles.
in the table above.

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Reconciliation of Non-GAAP Financial Measures (FY11)

Adjusted Effective Tax Rate:
Nonrecurring Amortization of
GAAP
Items ¹
Acquired Intangibles
Adjusted ²
Quarter Ended June 30, 2011
Income Before Income Tax $ 129 $ 30 $ 18 $ 177
Provision for Income Tax $ 33 $ 8 $ 6 $ 47
Effective Tax Rate³
26.1% 25.7% 34.5% 27.0%
Quarter Ended March 31, 2011
Income Before Income Tax $ 128 $ 9 $ 18 $ 155
Provision for Income Tax $ 42 $ 1 $ 6 $ 49
Effective Tax Rate³
32.6% 17.9% 34.5% 31.9%
Quarter Ended December 31, 2010
Income Before Income Tax $ 105 $ 28 $ 17 $ 150
Provision for Income Tax $ 30 $ 6 $ 6 $ 42
Effective Tax Rate³
28.9% 20.3% 34.5% 27.9%
Quarter Ended September 30, 2010
Income Before Income Tax $ 56 $ 39 $ 17 $ 112
Provision for Income Tax $ 19 $ 11 $ 6 $ 36
Effective Tax Rate³
33.5% 27.8% 34.5% 31.7%
Fiscal Year Ended June 30, 2011
Income Before Income Tax $ 418 $ 106 $ 70 $ 594
Provision for Income Tax $ 124 $ 26 $ 24 $ 174
Effective Tax Rate³
29.8% 24.3% 34.5% 29.4%
2
Reflects nonrecurring charges primarily related to the spinoff, nonrecurring restructuring and acquisition integration charges, and nonrecurring income tax items.
Adjusted financial information reflects GAAP results adjusted on a non-GAAP basis to exclude nonrecurring items noted in footnote 1 and amortization of acquired intangibles.
Effective Tax Rate calculations are performed based on whole dollar amounts, and therefore may not equal the calculations based on amounts rounded in millions presented in the table above.
1
3

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Reconciliation of Non-GAAP Financial Measures (FY10)

Adjusted Effective Tax Rate:
Nonrecurring Amortization of
GAAP
Items¹
Acquired Intangibles
Adjusted²
Fiscal Year Ended June 30, 2010
Income Before Income Tax $ 345 $ 88 $ 63 $ 496
Provision for Income Tax $ 184 $ (55) $ 22 $ 151
Effective Tax Rate³
53.4% -63.1% 34.5% 30.4%
Reflects nonrecurring charges primarily related to the spinoff, nonrecurring restructuring and acquisition integration charges, and nonrecurring income tax items.
Adjusted financial information reflects GAAP results adjusted on a non-GAAP basis to exclude nonrecurring items noted in footnote 1 and amortization of acquired intangibles.
Effective Tax Rate calculations are performed based on whole dollar amounts, and therefore may not equal the calculations based on amounts rounded in millions presented in the table above.
2
1
3

© 2012 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Reconciliation of Non-GAAP Financial Measures
Adjusted EPS Outlook for Fiscal Year Ended
June 30, 2013
FY13 Guidance
Former
Presentation
FY13 Guidance
New Presentation
GAAP Diluted Earnings per Common Share from
Continuing Operations $1.90 - $2.00 $1.90 - $2.00
Estimated charges for non-recurring items related
to restructuring and acquisition integration, net of
tax (mid-point of an estimated range of $0.01 to
$0.03 per diluted share) $0.02 $0.02
Estimated charges associated with amortization of
acquired intangible assets, net of tax n/a $0.19
Adjusted Diluted Earnings per Common Share from
Continuing Operations $1.92 - $2.02 $2.11 - $2.21
18
1
Historically, we have provided non-GAAP financial measures that exclude items from our reported results primarily related to nonrecurring restructuring and acquisition integration charges, nonrecurring items related to the spinoff and nonrecurring tax items.  As costs associated with the spinoff are substantially complete, our adjusted results will no longer exclude spinoff related charges and associated tax impacts.  Going forward, we intend to provide non-GAAP financial measures that exclude from our reported results amounts associated with nonrecurring restructuring and acquisition integration charges, the amortization of acquired intangible assets, and the tax effects of these items.
1
1

Presentation” column, these measures exclude items primarily related to nonrecurring restructuring and acquisition integration charges.   Under
the “New Presentation” column, these measures exclude items primarily related to nonrecurring restructuring and acquisition integration charges, the amortization of acquired intangible assets, and the tax effects of these items.
Under the “Former